Financial Instruments	12 Months Ended
Jul. 31, 2021
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments

26. Financial Instruments

Market Risk

Interest Risk

The Company has minimal exposure to interest rate risk related to any investments of cash and cash equivalents. The Company may invest cash in highly liquid investments with short terms to maturity that would accumulate interest at prevailing rates for such investments. As at July 31, 2021, the Company has $50,159 in notes payable (July 31, 2020 - $29,930) (Note 21) that bear interest at a fixed rate and therefore are not subject to interest risk (July 31, 2020 - not material). The Company hold senior secured convertible debt (Note 19) that bears no cash interest and is repayable at a fixed rate of 110% of the face value.

Price Risk

Price risk is the risk of variability in fair value due to movements in equity or market prices.

Financial assets

The Company's level 1 and 2 investments are susceptible to price risk arising from uncertainties about their future outlook, future values and the impact of market conditions. The fair value of marketable securities and derivatives held in publicly traded entities is based on quoted market prices, which the shares of the investments can be exchanged for.

Financial liabilities

The Company elected an early conversion option in the year ended July 31, 2020 in which $29,860 of the aggregate principal amount of its 8% unsecured convertible debentures (Note 18) were converted, which partially mitigates the Company's Price Risk.

The Company obtained an amendment to the Senior secured convertible notes equity condition (subsequent to July 31, 2021) effectively reducing the equity conditions market price threshold allowing the Company increased discretion over redemption payments to be repaid in cash or equity (Note 19). The sensitivity of the Senior secured convertible note due to price risk is disclosed in Note 19.

If the July 31, 2021 fair value of these financial assets and liabilities were to increase or decrease by 10% the Company would incur a related increase or decrease to Comprehensive loss of an estimated $37,100 (July 31, 2020 - no material impact). The price risk exposure as at July 31, 2021 and July 31, 2020 is presented in the table below.

	July 31, 2021	July 31, 2020
	$	$
Financial assets	2,492	2,692
Financial liabilities	(373,432)	(3,450)
Total exposure	(370,940)	(758)

Credit Risk

Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Company's cash held in escrow, restricted cash and trade receivables. As at July 31, 2021, the Company was exposed to credit related losses in the event of non-performance by the counterparties.

The Company provides credit to its customers in the normal course of business and has established credit evaluation and monitoring processes to mitigate credit risk. Since the majority of the medical sales are transacted with clients that are covered under various insurance programs, and adult use sales are transacted with crown corporations, the Company has limited credit risk.

Cash and cash equivalents, restricted funds and cash held in escrow are held with three Canadian commercial banks that hold Dun & Bradstreet credit ratings of AA (July 31, 2020 - AA), an American commercial bank with a credit rating of A- and $111 is held with a credit union that does not have a publicly available credit rating. Certain restricted funds in the amount of $29,999 are managed by an insurer and are held as a cell captive within a Bermuda based private institution which does not have a publicly available credit rating, however the utilized custodian is Citibank which holds a credit rating of A+.

The majority of the trade receivables balance is held with crown corporations of Quebec, Ontario and Alberta. Creditworthiness of a counterparty is evaluated prior to the granting of credit. The Company has estimated the expected credit loss using a lifetime credit loss approach. The current expected credit loss for the year ended July 31, 2021 is $66 (July 31, 2020 - $35).

In measuring the expected credit losses, the adult-use cannabis trade receivables have been assessed on a per customer basis as they consist of a low number of material contracts. Medical trade receivables have been assessed collectively as they have similar credit risk characteristics. They have been grouped based on the days past due.

The carrying amount of cash and cash equivalents, cash held in escrow, restricted cash and trade receivables represents the maximum exposure to credit risk and as at July 31, 2021; this amounted to $522,908 (July 31, 2020 - $211,860). Subsequent to July 31, 2021 the cash held in escrow has been utilized to fund the Redecan acquisition (Note 38).

The following table summarizes the Company's aging of trade receivables as at July 31, 2021 and July 31, 2020:

	July 31,	July 31,
	2021	2020
	$	$
0-30 days	22,971	15,253
31-60 days	12,390	2,972
61-90 days	1,435	412
Over 90 days	625	789
Total	37,421	19,426

Economic Dependence Risk

Economic dependence risk is the risk of reliance upon a select number of customers, which significantly impacts the financial performance of the Company. For the year ended July 31, 2021, the Company's recorded sales to the crown corporations; Société québécoise du cannabis ("SQDC") the Ontario Cannabis Store ("OCS") and the Alberta Gaming, Liquor and Cannabis agency ("ALGC") representing 42%, 20% and 14%, respectively (July 31, 2020 - one crown corporation representing 70%) of total applicable periods net cannabis sales.

The Company holds trade receivables from the crown corporations SQDC, OCS and the AGLC representing 13%, 29% and 13%, respectively, of total trade receivable, respectively as at July 31, 2021 (July 31, 2020 - the two crown corporations SQDC and OCS representing 47% and 25% of total trade receivables, respectively).

Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they come due (See note 2 - Going Concern). The Company manages liquidity risk by reviewing on an ongoing basis, its capital requirements. As at July 31, 2021, the Company has $67,462 (July 31, 2020 - $184,173) of cash and cash equivalents and $37,421 (July 31, 2020 -$19,426) in trade receivables. The Company has current liabilities of $503,638 on the statement of financial position. As well the Company has contractual commitments of $18,244 due before July 31, 2022. The Company has restricted funds to satisfy debt of $50,159, presented in current liabilities (Note 6).  The maturity analysis of undiscounted cash flows for lease obligation and convertible debentures is disclosed in Note 20 and Note 18 respectively.

Current financial liabilities include the Company's obligation on the senior secured convertible note (Note 19). The Company plans to settle this liability in equity. However, if the Company is unable to meet the requirements Equity Condition Waiver (Note 19) the Holder may demand settlement in cash.  The analysis of potential cash outflow to redeem the Note up to the earliest maturity date is given below. Subsequent to the year-end, the Company settled the optional redemption payments for August 2021, September 2021 and October 2021 in equity. The Company has also received a cash settlement waiver for the May 2023 and November 2021 optional redemptions.

The following table provides an analysis of contractual maturities for financial liabilities.

Fiscal year	2022	2023	2024	2025	Thereafter	Total
	$	$	$	$	$	$
Accounts payable and accrued liabilities	63,557	-	-	-	-	63,557
Excise taxes payable	6,591	-	-	-	-	6,591
Loans and borrowings	60,297	-	-	-	-	60,297
Convertible debentures	6,716	41,273	-	-	-	47,989
Undiscounted future lease payments	6,155	5,785	6,073	5,561	54,796	78,370
	143,316	47,058	6,073	5,561	54,796	256,804

Senior secured convertible note[1]	315,289	143,421	-	-	-	458,710
Total	458,605	190,479	6,073	5,561	54,796	715,514

[1] The senior secured convertible note has been valued using the July 31, 2021 US/CAD foreign exchange rate. The Company’s ability to settle the note in equity or cash is dependent upon meeting certain conditions as stated in Note 19.

Foreign Currency Risk

On July 31, 2021, the Company holds certain financial assets and liabilities denominated in United States Dollars ("US$") which consist of cash and cash equivalents, cash in escrow, restricted funds, the senior secured convertible note and warrant liabilities. The Company does not currently use foreign exchange contracts to hedge its exposure of its foreign currency cash flows as management has determined that this risk is not significant. The Company closely monitors relevant economic information to minimize its net exposure to foreign currency risk. The Company is exposed to unrealized foreign exchange risk through its cash and cash equivalents. As at July 31, 2021, approximately $434,838 (US$348,931) (July 31, 2020 - $42,981 (US$57,652)) of the Company's cash and cash equivalents was in US. A 1% change in the foreign exchange rate would result in a change of $4,348 to the unrealized gain or loss on foreign exchange or on the gain or loss on financial instrument revaluation of US denominated warrants. Subsequent to year end, cash held in escrow has been utilized to fund the acquisition of Redecan (Note 38).

The Company's Senior secured convertible note is denominated in US$. The Company plans to settle this debt in equity. However, if the Company is unable to meet the equity settlement condition or secure cash settlement waivers, the settlement may entail cash outflow.  The sensitivity of the Senior secured convertible note due to foreign currency risk is disclosed in Note 19.